UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2009
Patriot Capital Funding, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-51459	74-3068511
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
Registrant’s telephone number, including area code: (203) 429-2700
Not Applicable
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On November 18, 2009, Patriot Capital Funding, Inc. issued a press release announcing that its shareholders approved the merger of Patriot Capital Funding, Inc. with and into Prospect Capital Corporation. The text of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release dated November 18, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2009	PATRIOT CAPITAL FUNDING, INC.
/s/ William E. Alvarez, Jr.
William E. Alvarez, Jr.
Chief Financial Officer and Secretary

EXHIBIT LIST

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release dated November 18, 2009.